Consolidated Schedule of Investments Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 108.36%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 103.63%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
8.81% Term Loan due 06/24/2025 (LIBOR + 5.750%)	$2,415,430	*	$2,391,020	$2,415,431
* 07/01/19 and 12/09/20.

Accelerate Learning
A provider of standards-based, digital science education content of K-12 schools.
7.81% Term Loan due 12/31/2024 (LIBOR + 5.000%)	$974,753	12/19/18	967,541	961,739
7.81% Term Loan due 12/20/2024 (LIBOR + 5.000%)	$744,620	09/30/21	734,350	734,678
			1,701,891	1,696,417
Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
7.72% First Term Loan due 03/31/2028 (LIBOR + 5.750%) (G)	$492,424	04/05/22	424,661	425,253
Limited Liability Company Unit (B)	8,752 uts.	10/14/21	8,752	8,796
			433,413	434,049
Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,911	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	766 uts.	10/01/21	24,353	69,515
Limited Liability Company Unit Class A (B) (F)	197 uts.	10/01/21	6,320	17,929
Limited Liability Company Unit Class B (B) (F)	766 uts.	10/01/21	784	—
Limited Liability Company Unit Class B (B) (F)	197 uts.	10/01/21	202	—
			31,659	87,444
AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
11.17% Second Lien Term Loan due 03/31/2029 (LIBOR + 7.500%)	$1,669,355	04/06/21	1,638,774	1,640,941
Limited Liability Company Unit (B)	56 uts.	04/06/21	55,645	125,649
			1,694,419	1,766,590
AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	114 uts.	10/04/12	113,636	239,996

See Notes to Consolidated Financial Statements 1

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 108.36%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Amtech Software
A provider of enterprise resource planning software and technology solutions for packaging manufacturers.
8.06% First Lien Term Loan due 11/02/2027 (LIBOR + 5.500%) (G)	$995,909	11/02/21	$542,655	$545,677

ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
8.05% Term Loan due 07/15/2027 (LIBOR + 5.000%)	$476,524	07/15/22	446,516	446,188
Limited Liability Company Unit (B) (F)	535 uts.	07/15/22	11,221	11,220
			457,737	457,408
ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13.00% (1% PIK) Senior Subordinated Note due 12/31/2024	$867,446	11/19/15	867,411	769,424
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	9,999
			978,511	779,423
ASPEQ Holdings
A manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
8.37% Term Loan due 10/31/2025 (LIBOR + 5.250%)	$1,121,968	11/08/19	1,113,262	1,121,376

Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
9.67% Term Loan due 10/31/2024 (LIBOR + 6.000%)	$1,732,500	10/30/18	1,720,471	1,713,892

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	210 shs.	08/17/15	209,390	209,390
Common Stock (B)	210 shs.	08/17/15	210	272,728
			209,600	482,118
BBB Industries LLC - DBA (GC EOS Buyer Inc.)
A supplier of remanufactured and new parts to the North American automotive aftermarket.
12.16% Second Lien Term Loan due 07/25/2030 (LIBOR + 9.000%)	$454,545	07/25/22	436,769	436,364
Limited Liability Company Unit (B)	45 uts.	07/25/22	45,000	40,500
			481,769	476,864
Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
8.92% First Lien Term Loan due 11/19/2027 (LIBOR + 5.250%) (G)	$1,383,113	11/30/21	1,027,590	1,029,252
12.00% HoldCo PIK Note due 05/19/2028	$310,249	11/30/21	305,203	305,767
Limited Liability Company Unit (B)	44,231 uts.	11/30/21	44,231	32,952
			1,377,024	1,367,971

See Notes to Consolidated Financial Statements 2

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 108.36%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Blue Wave Products, Inc.
A distributor of pool supplies.
Common Stock (B)	51,064 shs.	10/12/12	$51,064	$99,319
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	39,118
			71,280	138,437
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.0% PIK)	183 shs.	08/12/22	174,481	174,481

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
9.13% Term Loan due 10/14/2027 (LIBOR + 5.500%) (G)	$1,418,174	10/14/21	1,272,041	1,274,334
Limited Liability Company Unit (B) (F)	111,835 uts.	10/14/21	111,835	125,815
			1,383,876	1,400,149
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
8.92% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$808,993	10/03/18	805,122	808,993

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
8.12% First Lien Term Loan due 04/30/2025 (LIBOR + 5.000%)	$872,613	05/14/18	866,015	828,110

Cadent, LLC
A provider of advertising solutions driven by data and technology.
10.17% Term Loan due 09/07/2023 (LIBOR + 6.500%)	$869,533	09/04/18	865,865	843,447
8.98% Term Loan due 09/11/2023 (LIBOR + 6.500%)	$380,467	07/13/22	369,834	369,053
			1,235,699	1,212,500
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
9.92% Term Loan due 12/10/2028 (LIBOR + 6.250%) (G)	$2,488,679	12/13/21	2,208,849	2,203,159

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
8.92% Term Loan due 12/27/2027 (LIBOR + 5.250%) (G)	$980,124	12/28/21	888,374	890,832
Limited Liability Company Unit (B) (F)	24,016 uts.		25,331	26,778
			913,705	917,610

See Notes to Consolidated Financial Statements 3

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 108.36%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Cleaver-Brooks, Inc.
A manufacturer of full suite boiler room solutions.
8.77% Term Loan due 07/14/2028 (LIBOR + 5.750%) (G)	$631,423	07/18/22	$563,870	$563,437
11.00% HoldCo PIK Note due 07/14/2029	121,186 uts.	07/18/22	118,596	118,459
			682,466	681,896
CloudWave
A provider of managed cloud hosting and IT services for hospitals.
8.52% Term Loan due 01/04/2027 (LIBOR + 6.000%)	$1,648,488	01/29/21	1,621,843	1,600,682
Limited Liability Company Unit (B) (F)	55,645 uts.	01/29/21	55,645	35,056
			1,677,488	1,635,738
Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
7.79% Term Loan due 12/28/2027 (LIBOR + 4.500%) (G)	$970,225	02/14/22	870,242	872,229
Preferred Stock (B)	28 shs.	02/14/22	27,551	47,761
			897,793	919,990
Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
8.75% Term Loan due 04/17/2027 (SOFR + 7.750%, 10.00% Cash)	$2,043,105	*	2,002,554	1,998,494
Limited Liability Company Unit Class B (B)	6,629 uts.	04/23/20	—	39,904
* 04/23/20, 10/30/20 and 11/18/20.			2,002,554	2,038,398

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$1,299,542	04/15/22	1,277,013	1,277,426
Limited Liability Company Unit (B) (F)	158,995 uts.	10/14/21	431,250	445,982
			1,708,263	1,723,408
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
8.41% Term Loan due 04/19/2028 (SOFR + 5.650%) (G)	$708,805	04/15/22	642,947	644,046

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
6.83% Term Loan due 01/31/2025 (LIBOR + 5.000%)	$582,607	01/30/20	577,167	559,303
Limited Liability Company Unit (B) (F)	1,237 shs.	*	49,559	22,346
* 01/30/20 and 03/05/21			626,726	581,649

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
8.92% Term Loan due 12/22/2026 (LIBOR + 5.250%)	$1,381,200	12/22/20	1,361,737	1,267,251

See Notes to Consolidated Financial Statements 4

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 108.36%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
9.12% Term Loan due 12/28/2026 (LIBOR + 6.000%) (G)	$1,583,864	12/29/21	$1,180,613	$1,183,801
Limited Liability Company Unit (B)	2,209 uts.	12/29/21	94,091	88,707
			1,274,704	1,272,508
Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023 (D)	$1,420,588	10/07/16	1,358,636	1,318,306
Limited Liability Company Unit (B) (F)	368,799 uts.	*	368,928	92,200
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.			1,727,564	1,410,506

DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
8.63% Term Loan due 09/30/2027 (LIBOR + 5.750%)	$1,635,080	10/01/21	1,607,828	1,613,248
Limited Liability Company Unit (B) (F)	73,333 uts.	10/01/21	73,404	68,933
			1,681,232	1,682,181
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
7.78% Term Loan due 07/01/2027 (LIBOR + 5.500%) (G)	$1,722,829	07/20/21	1,547,314	1,542,617

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
9.81% Second Lien Term Loan due 11/05/2029 (LIBOR + 7.000%)	$1,679,204	11/22/21	1,652,984	1,610,356
Limited Liability Company Unit (B)	46 uts.	11/22/21	45,796	65,559
			1,698,780	1,675,915
EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
9.42% Term Loan due 12/30/2027 (LIBOR + 5.750%) (G)	$993,048	12/30/21	902,668	905,140

Electric Power Systems International, Inc.
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
9.42% Term Loan due 04/19/2028 (LIBOR + 5.750%) (G)	$1,241,419	04/19/21	1,171,612	1,178,443

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	1,218,266 uts.	10/14/16	159,722	—

See Notes to Consolidated Financial Statements 5

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 108.36%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Ellkay
A provider of data interoperability solutions for labs, hospitals and healthcare providers.
9.52% Term Loan due 09/14/2027 (LIBOR + 6.250%)	$700,362	09/14/21	$688,750	$691,232

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.50% PIK) Senior Subordinated Note due 12/31/2023	$1,362,586	06/30/17	1,356,922	1,362,586
Limited Liability Company Unit (B) (F)	397,695 uts.	06/30/17	397,695	918,675
			1,754,617	2,281,261
ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
9.42% Term Loan due 12/15/2025 (LIBOR + 6.750%)	$993,493	02/09/21	986,920	972,629

eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
8.12% Term Loan due 11/05/2027 (LIBOR + 5.000%) (G)	$1,617,864	11/05/21	1,126,408	1,150,656

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	273 uts.	*	295,518	225,217
* 06/29/18 and 12/29/20.

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	49,342 uts.	12/15/10	42,343	696,212

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
10.38% Second Lien Term Loan due 04/27/2030 (SOFR + 7.350%)	$476,190	05/04/22	467,154	462,857
Limited Liability Company Unit Common (B) (F)	34 uts.	10/14/21	33,631	33,630
			500,785	496,487
Follett School Solutions
A provider of software for K-12 school libraries.
8.87% First Lien Term Loan due 07/09/2028 (LIBOR + 5.750%)	$1,697,051	08/31/21	1,668,366	1,675,366
LP Units (B) (F)	881 uts.	08/30/21	8,805	9,844
LP Interest (B) (F)	200 shs.	08/30/21	2,003	2,239
			1,679,174	1,687,449

See Notes to Consolidated Financial Statements 6

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 108.36%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
8.87% Term Loan due 05/24/2027 (LIBOR + 5.750%) (G)	$1,603,711	05/21/21	$1,030,448	$1,061,441
Limited Liability Company Unit (B) (F)	108 shs.	05/21/21	107,813	121,673
			1,138,261	1,183,114
GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	108,821
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	—
			76,687	108,821
gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
Preferred Stock (B)	650 shs.	03/29/19	649,606	838,583
Common Stock (B)	1,181 shs.	03/27/13	118,110	18,077
			767,716	856,660
GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
7.00% Term Loan due 4/27/2027 (LIBOR + 6.000%)	$2,372,138	*	2,362,485	2,346,045
8.31% Term Loan due 04/27/2027 (LIBOR + 5.500%)	$83,468	04/27/21	82,197	82,866
Preferred Stock (B) (F)	3,737 shs.	04/27/21	103,147	124,262
* 12/19/17 and 04/16/19.			2,547,829	2,553,173

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	372 uts.	*	371,644	155,028
Limited Liability Company Unit Common Class A (B)	3,594 uts.	12/19/14	—	—
*12/19/14 and 04/29/16.			371,644	155,028

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028 (G)	$1,877,531	11/17/21	1,794,077	1,798,197

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
Limited Liability Company Unit (B) (F)	102 uts.	01/17/14	101,563	369,469

Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
8.12% Term Loan due 03/30/2027 (LIBOR + 5.000%)	$846,592	03/26/21	833,910	832,137

See Notes to Consolidated Financial Statements 7

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 108.36%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	47 uts.	10/14/11	$—	$—
Limited Liability Company Unit Class G (B) (F)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	47 uts.	10/14/11	—	—
			—	—
HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
11.66% Term Loan due 07/07/2025 (SOFR + 8.750%) (G)	$750,000	07/27/22	568,986	568,295

Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
8.82% Term Loan due 02/04/2028 (LIBOR + 6.000%)	$386,366	04/05/22	379,287	379,890

IM Analytics Holdings, LLC
A provider of test and measurement equipment used for vibration, noise, and shock testing.
8.67% Term Loan due 11/22/2023 (LIBOR + 7.000%)	$439,854	11/21/19	438,589	383,993
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	8,885 shs.	11/25/19	—	—
			438,589	383,993
Industrial Service Solutions
A provider of maintenance, repair and overhaul services for process equipment within the industrial, energy and power end-markets.
9.20% Term Loan due 01/31/2026 (LIBOR + 5.500%)	$1,049,395	02/05/20	1,036,368	1,024,209

JF Petroleum Group
A provider of repair, maintenance, instalation and projection management servicese to the US fueling infrastructure industry.
9.12% Term Loan due 04/20/2026 (LIBOR + 6.000%)	$678,004	05/04/21	663,400	633,934

Jones Fish
A provider of lake management services, fish stocking and pond aeration sales and services.
9.28% First Lien Term Loan due 12/20/2027 (LIBOR + 5.750%) (G)	$1,261,603	02/28/22	1,074,372	1,076,721
Common Stock (B) (F)	384 shs.	02/28/22	38,397	38,397
			1,112,769	1,115,118
Kano Laboratories LLC
A producer of industrial strength penetrating oils and lubricants.
7.01% Term Loan due 09/30/2026 (LIBOR + 5.000%) (G)	$1,238,669	11/18/20	826,634	826,144
7.01% Term Loan due 10/31/2027 (LIBOR + 5.000%) (G)	$445,016	11/08/21	262,985	264,306
Limited Liability Company Unit Class (B)	20 uts.	11/19/20	19,757	18,653
			1,109,376	1,109,103

See Notes to Consolidated Financial Statements 8

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 108.36%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Kings III
A provider of emergency phones and monitoring services.
8.90% First Lien Term Loan due 07/07/2028 (SOFR + 6.000%) (G)	$500,000	08/31/22	$371,857	$371,712

LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
8.67% Term Loan due 12/23/2027 (LIBOR + 5.000%) (G)	$1,713,774	02/07/22	1,462,562	1,465,742
Limited Liability Company Unit (F)	4,528 uts.	02/07/22	4,528	4,958
			1,467,090	1,470,700
LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
9.92% Term Loan due 12/18/2026 (LIBOR + 6.250%)	$2,470,601	*	2,434,331	2,434,229
* 12/22/20 and 09/09/21

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
9.13% Term Loan due 07/08/2028 (LIBOR + 6.500%) (G)	$600,983	07/14/22	542,379	541,945

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.50% Senior Subordinated Note due 12/31/2022 (D)	$419,971	01/15/10	404,121	—
15.00% (2.50% PIK) Senior Subordinated Note due 12/31/2022 (D)	$115,253	10/05/10	114,604	—
Common Stock (B)	35 shs.	10/05/10	35,400	—
Common Stock Class B (B)	118 shs.	01/15/10	117,647	—
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	—
			766,351	—
Marshall Excelsior Co.
A designer, manufacturer and supplier of mission critical, highly engineered flow control products used in the transportation, storage and consumption of liquified petroleum gas, liquified anhydrous ammonia, refined industrial and cryogenic gasses.
9.20% Term Loan due 02/18/2028 (SOFR + 5.500%) (G)	$605,124	02/24/22	575,778	576,075

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13.00% Senior Subordinated Note due 07/20/2022 (D)	$868,102	04/17/15	867,529	1,302
Limited Liability Company Unit (B)	5 uts.	04/17/15	678,329	—
			1,545,858	1,302

See Notes to Consolidated Financial Statements 9

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 108.36%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
9.30% First Out Term Loan due 11/22/2025 (SOFR + 5.500%)	$484,874	11/25/19	$479,697	$484,874

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
Preferred Stock Series A (B)	30,926 shs.	07/25/19	12,412	—
Preferred Stock Series C (B)	1,275 shs.	09/22/20	457,365	—
Common Stock Class B (B)	259,252 shs.	*	244,163	—
Warrant, exercisable until 2030, to purchase common stock at $.01 per share (B)	351,890 shs.	09/22/20	—	—
* 09/30/14 and 02/28/18.			713,940	—

MeTEOR Education LLC
A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12.00% Senior Subordinated Note due 03/20/2024	$915,819	03/09/18	913,628	900,555
12.00% Senior Subordinated Debt due 03/31/2025	$351,088	03/31/22	345,245	345,236
Limited Liability Company Unit (B) (F)	190 uts.	03/09/18	200,718	521,131
			1,459,591	1,766,922
MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
8.62% Term Loan due 07/30/2027 (LIBOR + 5.500%)	$1,188,000	08/09/21	1,168,758	1,168,992
Limited Liability Company Unit (B)	100,000 uts.	08/09/21	100,000	91,000
			1,268,758	1,259,992
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
10.00% Second Lien Term Loan due 06/23/2027	$588,235	06/27/22	577,090	577,484
Common Stock (B) (F)	4,118 shs.	02/28/22	411,765	411,765
			988,855	989,249
Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
8.68% Incremental Term Loan due 08/21/2026 (LIBOR + 6.000%)	$814,353	11/05/21	801,137	800,121
8.68% Term Loan due 08/21/2026 (LIBOR + 6.000%)	$548,682	08/25/20	539,763	539,093
			1,340,900	1,339,214

See Notes to Consolidated Financial Statements 10

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 108.36%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Narda-MITEQ (JFL-Narda Partners, LLC)
A manufacturer of radio frequency and microwave components and assemblies.
8.92% First Lien Term Loan due 11/30/2027 (LIBOR + 5.250%) (G)	$762,047	12/06/21	$553,226	$506,071
8.92% Incremental Term Loan due 12/06/2027 (LIBOR + 5.250%)	$871,553	12/28/21	858,249	804,444
Limited Liability Company Unit Class A Preferred (B)	790 uts.	12/06/21	79,043	63,641
Limited Liability Company Unit Class B Common (B)	88 uts.	12/06/21	8,783	—
			1,499,301	1,374,156
National Auto Care
A provider of professional finance and insurance products and consulting services to auto, RV, and powersports dealerships.
8.23% First Lien Term Loan due 09/28/2024 (SOFR + 5.250%) (G)	$994,204	12/20/21	887,234	881,252

Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
8.24% Term Loan due 02/01/2026 (LIBOR + 5.250%) (G)	$1,164,657	02/10/21	1,149,829	1,155,392

Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
8.42% Term Loan due 09/30/2027 (LIBOR + 4.750%)	$743,693	10/01/21	731,297	730,857

Office Ally (OA TOPCO, LP)
A provider of medical claims clearinghouse software to office-based physician providers and healthcare insurance payers.
9.12% Term Loan due 12/10/2028 (LIBOR + 6.000%) (G)	$978,925	12/20/21	828,209	828,960
9.12% Term Loan due 12/20/2028 (LIBOR + 6.000%)	$113,370	04/29/22	111,242	111,420
Limited Liability Company Unit (B)	21,092 uts.	12/20/21	21,092	21,092
			960,543	961,472
Omega Holdings
A distributor of aftermarket automotive air conditioning products.
7.98% Term Loan due 03/31/2029 (SOFR + 5.000%) (G)	$645,704	03/31/22	530,131	531,311

Omni Logistics, LLC
A specialty freight forwarding business specifically targeting the semiconductor, media, technology and healthcare end markets.
8.64% Term Loan due 12/30/2026 (SOFR + 5.000%)	$1,728,191	12/30/20	1,691,489	1,696,699

Options Technology Ltd
A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
6.20% Term Loan due 12/18/2025 (LIBOR + 4.750%)	$1,574,903	12/23/19	1,557,911	1,553,059

See Notes to Consolidated Financial Statements 11

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 108.36%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,“free from” healthy and gluten-free categories.
12.00% (1.00% PIK) Senior Subordinated Note due 12/29/2023 (D)	$1,775,705	02/17/17	$1,775,610	$1,747,294
Common Stock Class A (B)	380,545 shs.	*	380,545	215,008
* 01/29/16 and 02/17/17.			2,156,155	1,962,302

PB Holdings LLC
A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
9.27% Term Loan due 02/28/2024 (LIBOR + 6.000%)	$763,469	03/06/19	757,290	698,574

Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carries in Florida.
8.78% First Lien Term Loan due 12/16/2026 (LIBOR + 6.000%)	$1,774,267	12/20/21	1,730,794	1,721,039
Warrant-Class A, to purchase common stock at $.01 per share (B)	924 uts.	12/22/21	—	—
Warrant-Class B, to purchase common stock at $.01 per share (B)	312 uts.	12/22/21	—	—
Warrant-Class CC, to purchase common stock at $.01 per share (B)	32 uts.	12/22/21	—	—
Warrant-Class D, to purchase common stock at $.01 per share (B)	82 uts.	12/22/21	—	—
			1,730,794	1,721,039
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
9.62% Term Loan due 11/17/2024 (LIBOR + 6.500%)	$1,887,855	11/14/17	1,873,482	1,850,185
9.62% Term Loan due 08/31/2026 (LIBOR + 6.500%)	$379,889	09/29/20	371,087	372,309
			2,244,569	2,222,494
Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit (B)	0.40% int.	*	156,250	—
* 11/29/12 and 12/20/16.

Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
7.30% First Lien Term Loan due 12/03/2027 (LIBOR + 4.850%) (G)	$944,394	12/03/21	819,844	819,112
Limited Liability Company Unit (B) (F)	1,471 uts.	12/03/21	147,110	147,110
			966,954	966,222

See Notes to Consolidated Financial Statements 12

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 108.36%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.90% (7.90% PIK) Senior Subordinated Note due 12/31/2024 (D)	$1,069,985	07/31/14	$1,064,183	$700,840
Limited Liability Company Unit (B)	148,096 uts.	07/31/14	148,096	—
Limited Liability Company Unit Class F (B)	36,976 uts.	*	24,802	—
* 09/28/17 and 02/15/18.			1,237,081	700,840

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
10.21% First Lien Term Loan due 12/02/2025 (LIBOR + 6.000%) (G)	$1,459,678.00	11/15/21	1,191,710	1,173,857

PPC Event Services
A special event equipment rental business.
Preferred Stock Series P-1 (B)	71 shs.	07/21/20	—	90,551
Common Stock (B)	170,927 shs.	07/21/20	—	111,957
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	2,260
Limited Liability Company Unit Series A-1 (B)	339 uts.	03/16/16	42,419	222
			214,919	204,990
ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
9.59% Term Loan due 02/15/2028 (LIBOR + 5.750%) (G)	$901,452	03/15/22	691,524	686,269
8.00% Subordinated Note due 02/15/2029	$32,258	03/15/22	32,258	31,581
Limited Liability Company Unit (B)	96,774 uts.	03/15/22	64,516	65,323
			788,298	783,173
Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
9.41% Term Loan due 07/31/2026 (LIBOR + 6.500%)	$1,332,775	08/12/20	1,315,609	1,330,109
Limited Liability Company Unit (B) (F)	21,532 uts.	03/05/21	21,532	14,319
			1,337,141	1,344,428
RedSail Technologies
A provider of pharmacy management software solutions for independent pharmacies and long-term care facilities.
8.39% Term Loan due 10/27/2026 (LIBOR + 4.750%)	$1,618,231	12/09/20	1,588,210	1,588,968

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B (B)	293,617 uts.	11/13/17	184,689	797,170

See Notes to Consolidated Financial Statements 13

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 108.36%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
7.46% Term Loan due 08/16/2027 (LIBOR + 5.500%)	$966,019	11/15/21	$945,549	$948,913
Limited Liability Company Unit (B)	39,474 uts.	09/29/17	39,474	39,474
			985,023	988,387
Resonetics, LLC
A provider of laser micro-machining manufacturing services for medical device and diagnostic companies.
10.16% Second Lien Term Loan due 04/28/2029 (LIBOR + 7.000%)	$1,725,000	04/28/21	1,696,651	1,700,562
10.16% Second Lien Term Loan due 04/28/2029 (LIBOR + 7.000%)	$552,000	11/15/21	542,258	544,180
			2,238,909	2,244,742
REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
10.50% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$1,725,000	10/11/18	1,698,948	1,725,000

Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
6.83% Term Loan due 06/22/2024 (LIBOR + 5.000%) (G)	$2,455,258	*	2,437,054	2,317,763
* 07/30/18 and 09/30/20.

ROI Solutions
Call center outsourcing and end user engagement services provider.
8.67% Term Loan due 07/31/2024 (LIBOR + 5.000%)	$1,055,088	07/31/18	1,048,638	1,055,088

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
7.00% Term Loan due 10/23/2025 (LIBOR + 6.000%)	$2,415,753	*	2,379,753	2,379,617
* 10/22/20 and 09/28/21.

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
8.25% Term Loan due 05/29/2024 (LIBOR + 6.000%)	$1,216,573	01/08/19	1,210,954	1,216,573

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
9.12% Term Loan due 12/15/2026 (LIBOR + 6.000%) (H)	$1,670,079	12/15/20	1,643,724	1,644,993
Common Stock (B)	29 shs.	12/16/20	29,262	39,888
			1,672,986	1,684,881

See Notes to Consolidated Financial Statements 14

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 108.36%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sandvine Corporation
A provider of active network intelligence solutions.
11.12% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$1,725,000	11/01/18	$1,702,965	$1,719,825

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
7.62% First Lien Term Loan due 07/30/2025 (LIBOR + 4.500%)	$1,475,790	07/27/18	1,462,375	1,359,202

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
9.15% Term Loan due 12/15/2027 (LIBOR + 5.500%) (G)	$1,718,969	12/16/21	1,169,678	1,200,083

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
8.07% Term Loan due 12/30/2026 (LIBOR + 5.000%) (G)	$1,702,662	12/30/20	1,511,584	1,518,978

Smart Bear
A provider of web-based tools for software development, testing and monitoring.
10.57% Second Lien Term Loan due 11/10/2028 (LIBOR + 7.500%)	$1,725,000	03/02/21	1,686,549	1,701,681

Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
9.39% Term Loan due 10/26/2027 (LIBOR + 5.750%) (G)	$1,714,346.00	11/03/21	1,380,795	1,380,790

Specified Air Solutions (dba Madison Indoor Air Solutions)
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	726,845 uts.	02/20/19	2,298,574	10,103,149

Springbrook Software
A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
8.60% Term Loan due 12/20/2026 (LIBOR + 5.750%)	$1,318,605	12/23/19	1,304,671	1,300,572

Stackline
An e-commerce data company that tracks products sold through online retailers.
4.38% Term Loan due 07/30/2028 (LIBOR + 7.750%)	$1,835,111	07/29/21	1,807,087	1,812,682
Common Stock (B)	1,340 shs.	07/30/21	42,078	70,390
			1,849,165	1,883,072

See Notes to Consolidated Financial Statements 15

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 108.36%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
9.49% First Lien Term Loan due 12/02/2027 (LIBOR + 5.750%) (G)	$1,717,047	12/02/21	$1,097,447	$1,082,396

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	236,861
Preferred Stock Series A-2 (B)	26,543 shs.	09/10/15	29,994	39,549
			188,961	276,410
Stratus Unlimited
A nationwide provide of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
8.38% Term Loan due 06/08/2027 (LIBOR + 5.500%) (G)	$942,811	07/02/21	754,828	759,046
Limited Liability Company Unit (B)	75 uts.	06/30/21	74,666	74,655
			829,494	833,701
Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12.00% (1.00% PIK) Senior Subordinated Note due 08/01/2024	$2,023,687	*	2,008,329	2,002,262
Preferred Stock Series A (B)	28 shs.	12/21/20	71,176	81,472
Common Stock (B)	68 shs.	**	104,986	247,083
* 07/31/15 and 12/21/20.			2,184,491	2,330,817
** 07/31/15 and 11/08/17.

Syntax Systems Ltd.
A cloud management service provider.
8.62% Term Loan due 10/14/2028 (LIBOR + 5.500%) (G)	$992,944	10/28/21	757,366	738,128

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
8.78% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$500,000	03/31/22	467,876	468,807

Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
8.92% Term Loan due 12/20/2027 (LIBOR + 5.250%) (G)	$1,966,414	12/20/21	1,638,944	1,643,389

See Notes to Consolidated Financial Statements 16

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 108.36%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$899,814	04/29/22	$883,374	$884,334
Limited Liability Company Unit (B) (F)	84,038 uts.	10/14/21	823,577	825,678
			1,706,951	1,710,012
The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
9.58% HoldCo PIK Note due 10/21/2028 (LIBOR + 7.750%)	$1,162,538	10/28/21	1,142,579	1,146,435
7.90% Term Loan due 12/15/2027 (LIBOR + 4.250%) (G)	$574,457	12/21/21	98,518	100,010
			1,241,097	1,246,445
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
8.87% Term Loan due 09/30/2026 (LIBOR + 5.750%)	$1,692,575	*	1,666,836	1,661,622
* 12/02/19 and 12/15/20.

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
9.58% Second Lien Term Loan due 03/31/2030 (SOFR + 7.500%)	$474,359	04/01/22	465,466	466,444
Limited Liability Company Unit (B)	25,641 uts.	04/01/22	25,641	36,795
			491,107	503,239
Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B)	19,696 uts.	11/30/17	—	12,330

Transit Technologies LLC
A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
7.92% Term Loan due 02/10/2025 (LIBOR + 5.000%)	$780,310	02/13/20	773,849	749,878

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
8.67% Term Loan due 02/19/2026 (LIBOR + 5.000%)	$1,702,674	02/25/21	1,680,792	1,677,071

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.50% (1.50% PIK) Senior Subordinated Note due 06/30/2024 (D)	$1,204,904	01/23/15	1,162,522	1,204,904

See Notes to Consolidated Financial Statements 17

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 108.36%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Truck-Lite
A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
9.89% Term Loan due 12/02/2026 (LIBOR + 6.250%)	$1,679,221	12/13/19	$1,659,068	$1,648,435
9.89% First Lien Term Loan due 04/28/2029 (LIBOR + 6.250%)	$799,167	11/15/21	785,789	784,516
			2,444,857	2,432,951
Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
7.81% Term Loan due 10/01/2023 (LIBOR + 5.500%)	$2,258,218	09/28/18	2,249,281	2,226,603
8.42% Third Amendment Term Loan due 09/28/2023 (LIBOR + 5.500%)	$213,781	10/27/21	211,804	210,788
Limited Liability Company Unit (B) (F)	56 uts.	09/28/18	60,413	52,098
			2,521,498	2,489,489
Turnberry Solutions, Inc.
A provider of technology consulting services.
9.19% Term Loan due 07/30/2026 (SOFR + 6.000%)	$1,616,763	07/29/21	1,592,007	1,590,655

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
8.30% Term Loan due 11/12/2024 (SOFR + 5.750%)	$2,073,262	*	2,058,274	2,039,206
* 11/29/18 and 03/25/19.

UroGPO, LLC
A group purchasing organization that connects pharmaceutical companies with urology practices to facilitate the purchase of pharmaceutical drugs for discounted prices.
8.76% Term Loan due 12/15/2026 (LIBOR + 5.750%) (B)	$2,283,333	12/14/20	2,251,318	2,283,333

VitalSource
A provider of digital fulfillment software for the higher education sector.
8.58% Term Loan due 06/01/2028 (LIBOR + 5.500%)	$1,677,083	06/01/21	1,649,930	1,677,083
Limited Liability Company Unit (B) (F)	1,891 uts.	06/01/21	18,909	37,856
			1,668,839	1,714,939
VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
8.62% Term Loan due 05/22/2024 (LIBOR + 5.500%)	$2,368,931	05/17/18	2,355,990	2,321,552

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	370,241 uts.	08/03/15	370,241	57,387

See Notes to Consolidated Financial Statements 18

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 108.36%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	157 shs.	01/22/16	$62,177	$243,354

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
8.58% Term Loan due 11/30/2027 (LIBOR + 5.500%) (G)	$1,200,638	12/01/21	1,110,543	1,086,799
Limited Liability Company Unit (B) (F)	146 uts.	09/29/17	145,803	127,035
			1,256,346	1,213,834
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
7.87% Term Loan due 12/31/2025 (LIBOR + 4.750%)	$1,197,149	01/09/20	1,180,793	1,182,162
8.37% Term Loan due 01/10/2026 (LIBOR + 5.250%)	$284,577	09/21/20	279,298	280,024
			1,460,091	1,462,186
Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
8.42% First Lien Term Loan due 02/09/2028 (LIBOR + 4.750%) (G)	$1,002,056	02/09/22	534,337	536,484
Limited Liability Company Unit (B) (F)	31 uts.	02/09/22	31,256	36,701
			565,593	573,185

Total Private Placement Investments (E)			$160,943,317	$166,325,157

See Notes to Consolidated Financial Statements 19

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Restricted Securities - 108.36%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 4.73%: (H)

Bonds - 4.73%
American Airlines Inc.	11.750	07/15/2025	$500,000	$496,925	$522,170
AOC, LLC	6.625	10/15/2029	70,000	61,318	52,500
Carriage Purchaser Inc.	7.875	10/15/2029	500,000	380,221	372,410
Cogent Communications	7.000	06/15/2027	750,000	727,655	705,342
Coronado Finance Pty Ltd.	10.750	05/15/2026	247,000	243,407	256,878
County of Gallatin MT	11.500	09/1/2027	340,000	340,000	353,691
CSC Holdings LLC	5.000	11/15/2031	625,000	521,757	412,838
CVR Energy Inc.	5.750	02/15/2028	500,000	463,849	427,095
First Quantum Minerals Ltd.	7.500	04/1/2025	500,000	475,096	481,250
Frontier Communications	8.750	05/15/2030	194,000	194,000	194,124
Neptune Energy Bondco PLC	6.630	05/15/2025	500,000	495,938	464,183
New Enterprise Stone & Lime Co Inc.	9.750	07/15/2028	505,000	484,423	425,975
Prime Security Services, LLC	6.250	01/15/2028	885,000	797,812	755,234
Scientific Games Holdings LP	6.630	03/1/2030	480,000	480,000	384,768
Terrier Media Buyer, Inc.	8.875	12/15/2027	530,000	512,530	404,901
The Manitowoc Company, Inc.	9.000	04/1/2026	500,000	491,447	454,765
Trident TPI Holdings Inc.	9.250	08/1/2024	500,000	493,280	458,827
Verscend Holding Corp	9.750	08/15/2026	482,000	502,678	465,130
Total Bonds				8,162,336	7,592,081

Common Stock - 0.00%
TherOX, Inc. (B)			2 shs	—	—
Touchstone Health Partnership (B)			292 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$8,162,336	$7,592,081

Total Corporate Restricted Securities				$169,105,653	$173,917,238

See Notes to Consolidated Financial Statements 20

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Corporate Public Securities - 2.59%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 1.85%
Almonde, Inc.	7.250	8.489	06/13/2025	$500,000	$505,000	$403,440
Alpine US Bidco LLC	9.000	11.685	04/28/2029	628,215	612,623	577,957
Edelman Financial Services	6.750	9.865	06/8/2026	128,178	127,872	112,797
Front Line Power Construction LLC	12.500	15.450	11/1/2028	249,375	235,701	238,403
Kenan Advantage Group Inc.	7.250	10.365	08/17/2027	564,317	550,935	519,172
Magenta Buyer LLC	8.250	11.370	05/3/2029	503,333	498,688	460,968
STS Operating, Inc.	8.000	11.115	04/25/2026	500,000	505,000	481,250
Syncsort Incorporated	7.250	10.033	04/23/2029	222,222	220,806	184,029
Total Bank Loans					3,256,625	2,978,016

Bonds - 0.72%
Genesis Energy LP		6.500	10/01/25	337,000	326,115	304,681
Hecla Mining Company		7.250	02/15/28	500,000	477,669	463,850
Triumph Group, Inc.		7.750	08/15/25	500,000	501,995	382,104
Total Bonds					1,305,779	1,150,635

Common Stock - 0.02%
Front Line Power Construction LLC				12,001 shs	13,694	5,700
Tourmaline Oil Corp				42,397 shs	—	30,856
Total Common Stock					13,694	36,556

Total Corporate Public Securities					$4,576,098	$4,165,207

Total Investments		110.95%			$173,681,751	$178,082,445
Other Assets		3.89				6,238,479
Liabilities		(14.84)				(23,820,383)
Total Net Assets		100.00%				$160,500,541
(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of September 30, 2022, the value of these securities amounted to $166,325,157 or 103.63% of net assets.
(F)    Held in PI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of September 30, 2022, total unfunded commitments amounted to $8,854,947 and had unrealized appreciation of $2,494 or 0.00% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
PIK    - Payment-in-kind

See Notes to Consolidated Financial Statements 21

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 6.34%
Accurus Aerospace	$434,049
Bridger Aerospace	528,172
Compass Precision	1,723,408
CTS Engines	1,267,251
Narda-MITEQ (JFL-Narda Partners, LLC)	1,374,156
Sunvair Aerospace Group Inc.	2,330,817
Trident Maritime Systems	1,677,071
Trident TPI Holdings Inc.	458,827
Triumph Group, Inc.	382,104
10,175,855
AIRLINES - 1.37%
American Airlines Inc.	522,170
Echo Logistics	1,675,915
2,198,085
AUTOMOTIVE - 4.26%
Aurora Parts & Accessories LLC	482,118
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	476,864
English Color & Supply LLC	2,281,261
JF Petroleum Group	633,934
Omega Holdings	531,311
Truck-Lite	2,432,951
6,838,439
BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.81%
The Caprock Group (aka TA/TCG Holdings, LLC)	1,246,445
The Hilb Group, LLC	1,661,622
2,908,067
BUILDING MATERIALS - 1.21%
Decks Direct	1,272,508
New Enterprise Stone & Lime Co Inc.	425,975
Wolf-Gordon, Inc.	243,354
1,941,837
CABLE & SATELLITE - 0.26%
CSC Holdings LLC	412,838

CHEMICALS - 1.13%
Kano Laboratories LLC	1,109,103
Polytex Holdings LLC	700,840
1,809,943
CONSUMER CYCLICAL SERVICES - 6.54%
Accelerate Learning	1,696,417
LYNX Franchising	2,434,229

Industry Classification:	Fair Value/ Market Value

MeTEOR Education LLC	$1,766,922
Mobile Pro Systems	989,249
PPC Event Services	204,990
Prime Security Services, LLC	755,233
ROI Solutions	1,055,088
Turnberry Solutions, Inc.	1,590,655
10,492,783
CONSUMER PRODUCTS - 3.81%
AMS Holding LLC	239,996
Blue Wave Products, Inc.	138,437
gloProfessional Holdings, Inc.	856,660
Handi Quilter Holding Company	155,028
HHI Group, LLC	369,469
Jones Fish	1,115,118
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	541,945
Master Cutlery LLC	1,302
Renovation Brands (Renovation Parent Holdings, LLC)	988,387
Terrybear	1,710,012
6,116,354
DIVERSIFIED MANUFACTURING - 7.53%
AOC, LLC	52,500
F G I Equity LLC	696,212
HTI Technology & Industries Inc (Trident Motion Technologies)	568,295
MNS Engineers, Inc.	1,259,992
Reelcraft Industries, Inc.	797,170
Resonetics, LLC	2,244,742
Safety Products Holdings, Inc.	1,684,881
Standard Elevator Systems	1,082,396
Strahman Holdings Inc.	276,410
Tank Holding	468,807
The Manitowoc Company, Inc.	454,765
Therma-Stor Holdings LLC	12,330
Trystar, Inc.	2,489,489
12,087,989
ELECTRIC - 1.69%
Dwyer Instruments, Inc.	1,542,617
Electric Power Systems International, Inc.	1,178,443
2,721,060

See Notes to Consolidated Financial Statements 22

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Industry Classification:	Fair Value/ Market Value

ENVIRONMENTAL - 1.42%
ENTACT Environmental Services, Inc.	$972,629
Marshall Excelsior Co.	576,075
Northstar Recycling	730,857
2,279,561
FINANCE COMPANIES - 0.73%
Portfolio Group	1,173,857

FINANCIAL OTHER - 1.19%
Cogency Global	919,990
Edelman Financial Services	112,797
National Auto Care	881,252
1,914,039
FOOD & BEVERAGE - 4.46%
Alpine US Bidco LLC	577,957
Del Real LLC	1,410,506
PANOS Brands LLC	1,962,302
Sara Lee Frozen Foods	1,359,202
Westminster Acquisition LLC	57,387
Woodland Foods, Inc.	1,213,834
Ziyad	573,185
7,154,373
GAMING - 0.24%
Scientific Games Holdings LP	384,768

HEALTHCARE - 6.91%
Cadence, Inc.	828,110
Ellkay	691,232
GD Dental Services LLC	108,821
Heartland Veterinary Partners	1,798,197
Home Care Assistance, LLC	832,137
Illumifin	379,890
Navia Benefit Solutions, Inc.	1,155,392
Office Ally (OA TOPCO, LP)	961,472
RedSail Technologies	1,588,968
TherOX, Inc.	—
UroGPO, LLC	2,283,333
Verscend Holding Corp	465,130
11,092,682
INDUSTRIAL OTHER - 13.27%
ASPEQ Holdings	1,121,376
Cleaver-Brooks, Inc.	681,896
Concept Machine Tool Sales, LLC	581,649
E.S.P. Associates, P.A.	225,217
Front Line Power Construction LLC	244,103
IM Analytics Holdings, LLC	383,993

Industry Classification:	Fair Value/ Market Value

Industrial Service Solutions	$1,024,209
Kings III	371,712
Media Recovery, Inc.	484,874
PB Holdings LLC	698,574
Specified Air Solutions	10,103,149
Polara (VSC Polara LLC)	966,222
Stratus Unlimited	833,701
STS Operating, Inc.	481,250
Tencarva Machinery Company	1,643,389
World 50, Inc.	1,462,186
21,307,500
LOCAL AUTHORITY - 0.92%
LeadsOnline	1,470,700

MEDIA & ENTERTAINMENT - 4.41%
Advantage Software	87,444
ASC Communications, LLC (Becker's Healthcare)	457,408
BrightSign	1,400,149
Cadent, LLC	1,212,500
DistroKid (IVP XII DK Co-Invest, LP)	1,682,181
Music Reports, Inc.	1,339,214
The Octave Music Group, Inc. (fka TouchTunes)	503,239
Terrier Media Buyer, Inc.	404,901
7,087,036
METALS & MINING - 0.75%
Coronado Finance Pty Ltd.	256,878
First Quantum Minerals Ltd.	481,250
Hecla Mining Company	463,850
1,201,978
MIDSTREAM - 0.19%
Genesis Energy LP	304,681

OIL FIELD SERVICES - 0.31%
Neptune Energy Bondco PLC	464,183
Petroplex Inv Holdings LLC	—
Tourmaline Oil Corp	30,856
495,039
PACKAGING - 1.30%
ASC Holdings, Inc.	779,423
Five Star Holding, LLC	496,487
Brown Machine LLC	808,993
2,084,903

See Notes to Consolidated Financial Statements 23

Consolidated Schedule of Investments     (Continued) Barings Participation Investors
September 30, 2022
(Unaudited)

Industry Classification:	Fair Value/ Market Value

PROPERTY & CASUALTY - 1.07%
Pearl Holding Group	$1,721,039

REFINING - 1.02%
CVR Energy Inc.	427,096
MES Partners, Inc.	—
Tristar Global Energy Solutions, Inc.	1,204,904
1,632,000
TECHNOLOGY - 26.86%
1WorldSync, Inc.	2,415,431
Almonde, Inc.	403,440
Amtech Software	545,677
Audio Precision	1,713,892
Best Lawyers (Azalea Investment Holdings, LLC)	1,367,971
CAi Software	2,203,159
Cash Flow Management	917,610
CloudWave	1,635,738
Command Alkon	2,038,398
Comply365	644,046
EFI Productivity Software	905,140
Follett School Solutions	1,687,449
GraphPad Software, Inc.	2,553,173
Magenta Buyer LLC	460,968
Options Technology Ltd	1,553,059
ProfitOptics	783,173
Recovery Point Systems, Inc.	1,344,428
REVSpring, Inc.	1,725,000
RPX Corp	2,379,617
Ruffalo Noel Levitz	1,216,573
Sandvine Corporation	1,719,825
Scaled Agile, Inc.	1,200,083
Smart Bear	1,701,681
Smartling, Inc.	1,380,790
Springbrook Software	1,300,572
Stackline	1,883,072
Syncsort Incorporated	184,029
Syntax Systems Ltd.	738,128
Transit Technologies LLC	749,878
U.S. Legal Support, Inc.	2,039,206
VitalSource	1,714,939
43,106,145
TELECOM - WIRELINE INTEGRATED & SERVICES - 0.12%

Industry Classification:	Fair Value/ Market Value

Frontier Communications	194,124

TRANSPORTATION SERVICES - 9.39%
AIT Worldwide Logistics, Inc.	$1,766,590
Carriage Purchaser Inc.	372,410
eShipping	1,150,656
FragilePAK	1,183,114
Kenan Advantage Group Inc.	519,172
Omni Logistics, LLC	1,696,699
Pegasus Transtech Corporation	2,222,494
Rock-it Cargo	2,317,763
SEKO Worldwide, LLC	1,518,978
VP Holding Company	2,321,552
15,069,428
WIRELESS - 0.44%
Cogent Communications	705,342

Total Investments - 110.95%
(Cost - $173,681,751)	$178,082,445

2. Significant Accounting Policies
See Notes to Consolidated Financial Statements 24

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have designated Barings as valuation designee to determine the fair value of the investments held by the Trust for which market quotations are not readily available. Barings has established a Pricing Committee which is responsible for setting the guidelines used in determining such fair values and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. The consolidated financial statements include private placement restricted securities valued at $166,325,157 (103.63% of net assets) as of September 30, 2022, the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
Bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will generally be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value recommendation to the Adviser that is outside of the range provided by the independent valuation provider and the reasons therefore. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio. Pursuant to these procedures, the Adviser determines in good faith that the Trust’s investments were valued at fair value in accordance with the Trust’s valuation policies and procedures and the 1940 Act.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At September 30, 2022, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.
Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.
 Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncement
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”) “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This guidance provides optional expedients and exceptions for applying generally accepted accounting principles to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The Trust expects that the adoption of this guidance will not have a material impact on the Trust’s financial position, result of operations or cash flows.
Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of September 30, 2022.
The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of September 30, 2022 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$17,599,553	$—	$7,592,081	$10,007,472
Bank Loans	135,309,007	—	—	135,309,007
Common Stock - U.S.	1,807,085	—	—	1,807,085
Preferred Stock	1,718,648	—	—	1,718,648
Partnerships and LLCs	17,482,945	—	—	17,482,945
Public Securities
Bank Loans	2,978,016	—	1,529,687	1,448,329
Corporate Bonds	1,150,635	—	1,150,635	—
Common Stock	36,556	5,700	—	30,856
Total	$178,082,445	$5,700	$10,272,403	$167,804,342
See information disaggregated by security type and industry classification in the Unaudited Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of September 30, 2022:

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$122,638,248	Income Approach	Implied Spread	8.7% - 26.6%	11.0%
	$1,701,681	Market Approach	Revenue Multiple	14.8x	14.8x
Corporate Bonds	$10,006,170	Income Approach	Implied Spread	0.2% - 39.0%	18.3%
	$1,302	Market Approach	Revenue Multiple	0.2x	0.2x
Equity Securities**	$20,028,786	Enterprise Value Waterfall Approach	Valuation Multiple	3.7x - 52.5x	12.4x
	$49,893	Market Approach	Revenue Multiple	0.2x - 16.5x	9.2x
Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $13,378,262 have been excluded from the preceding table.
* The weighted averages disclosed in the table above were weighted by relative fair value
** Including partnerships and LLC’s
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2021	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 09/30/2022
Restricted Securities
Corporate Bonds	$9,549,244	$411,957	$135,671	$(89,400)	$—	$—	$—	$10,007,472
Bank Loans	130,187,625	(952,745)	19,865,145	(553,486)	(13,237,532)	—	—	135,309,007
Common Stock - U.S.	1,257,986	401,319	450,161	(302,381)	—	—	—	1,807,085
Preferred Stock	1,608,973	(3,705)	202,032	(88,652)	—	—	—	1,718,648
Partnerships and LLCs	17,285,572	(1,347,072)	1,593,507	(49,062)	—	—	—	17,482,945
Public Securities
Bank Loans	1,127,428	(79,848)	284,692	—	(625)	116,682	—	1,448,329
Common Stock - U.S.	33,565	(2,709)	—	—	—	—	—	30,856
	$161,050,393	$(1,572,803)	$22,531,208	$(1,082,981)	$(13,238,157)	$116,682	$—	$167,804,342
* For the nine months ended September 30, 2022, transfers into and out of Level 3 were the result of changes in the observability of significant inputs for certain portfolio companies.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized (Depreciation) in Net Assets from assets still held
Interest Income (OID Amortization)	$384,450	$—
Net realized gain on investments before taxes	(829,834)	—
Net change in unrealized (depreciation) of investments before taxes	(1,127,419)	(3,385,364.00)
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of September 30, 2022, the fair value of the Trust’s non-accrual assets was $4,972,645, or 2.9% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $6,747,205, or 3.9% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.
Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of September 30, 2022, the Trust held no PIK non-accrual assets.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
(Unaudited)
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of September 30, 2022, the PI Subsidiary Trust has incurred income tax expense of $41,855.
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of September 30, 2022, the PI Subsidiary Trust has a deferred tax liability of $404,420.
E. Distributions to Shareholders:
The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.